Exhibit 99.1

Compass Diversified to Acquire PrimaLoft

Adding Leading Provider of Branded, High-Performance Synthetic Insulation and Materials to CODI’s Consumer Businesses

PrimaLoft’s Commitment to Sustainability Provides a Unique Value Proposition as Consumer Demand for Sustainable Apparel Intensifies

WESTPORT, Conn., June 6, 2022 -- Compass Diversified (NYSE: CODI) (“CODI” or the Company”), an owner of leading middle market businesses, today announced that it has entered into a definitive agreement to acquire the equity of PrimaLoft Technologies Holdings, Inc., the parent company of PrimaLoft, Inc. (“PrimaLoft”), a leading provider of branded, high-performance synthetic insulation and materials used primarily in consumer outerwear, and accessories, for an enterprise value of $530 million (excluding working capital and certain other adjustments upon closing).
Based in Latham, New York, PrimaLoft was established in 1983 by Albany International Corporation (NYSE: AIN) in response to a U.S. Army request to develop a synthetic insulation for soldiers that replicated the warmth and weight characteristics of traditional goose down, but also remained warm when wet. In addition to maintaining high performance in wet conditions, the portfolio of PrimaLoft® synthetic insulations offers products that can both mimic natural down aesthetics and provide the freedom to design garments ranging from stylish puffers to lightweight performance apparel. PrimaLoft insulations also offer superior economics to the brand partner and enable better sustainability characteristics through the use of recycled, low-carbon inputs.
Today, PrimaLoft serves over 950 active brand partners, including Patagonia, Nike, Stio, La Sportiva, Polo Ralph Lauren, Helly Hansen, Marmot, Moncler, and Canada Goose. As a technology leader with over 90 global patents, along with process trade secrets, PrimaLoft is revolutionizing synthetic alternatives to down in the insulated jacket market with technologies like its patented ThermoPlume® product. ThermoPlume® insulation features comparable performance to down insulation when dry, superior performance to down insulation when wet, can be made with 100% recycled raw materials, and can be seamlessly integrated into the traditional down manufacturing process.
PrimaLoft has identified the need for businesses and leaders to not only anticipate the future, but to shape it to be more sustainable. Its Relentlessly Responsible™ ethos means that PrimaLoft has been able to create and deliver high-performance products while reducing impact on the environment. In fact, PrimaLoft has diverted 614 million plastic bottles from landfills since 2015, pioneered biodegradable and carbon-negative fiber polymers, and reduced emissions by up to 70% for its proprietary line of insulations made with P.U.R.E.™ manufacturing technology.
“PrimaLoft has all the attributes we look for in an acquisition and once closed, will add to CODI’s track record of acquiring industry-leading, innovative businesses with strong competitive advantages,” said Elias Sabo, CEO of Compass Diversified. “PrimaLoft is a market leader and possesses significant intellectual property, operates in a large, growing addressable market, and has a world class management team led by Mike Joyce. In addition, PrimaLoft is a high growth and high free cash flow generating business that operates at the forefront of sustainability and is fully aligned with CODI’s mission of conducting our business in a responsible and ethical manner while delivering superior investment results. We’re excited to support PrimaLoft’s next phase of growth.”
Mike Joyce, President and CEO of PrimaLoft, commented: “I am incredibly proud of PrimaLoft’s success with Victor Capital Partners and am thrilled to be partnering with CODI, who shares our commitment to building a sustainable future through innovation. We believe PrimaLoft is well-positioned to continue its purpose to unleash the full potential of people, products, and planet, as we address the need for sustainable product innovations in the apparel industry, and beyond. We have built enduring partnerships with key customers through our ability to consistently deliver innovative products that elevate sustainability and performance, and we look forward to leveraging CODI’s world-class platform to continue to push the synthetic materials market forward.”
The acquisition is expected to close in July, subject to customary closing conditions. William Blair & Company served as lead financial advisor to PrimaLoft (a portfolio company of Victor Capital Partners), along with Baird. Jefferies LLC acted as exclusive financial advisor to Compass Diversified.
Following the close of the transaction, PrimaLoft will continue to be led by its current leadership team.
Additional information on the acquisition will be available in CODI's current report on Form 8-K that will be filed with the Securities and Exchange Commission (“SEC”).
Conference Call
Management will host a conference call on Monday, June 6, 2022 at 5:00 p.m. ET to discuss the transaction. The dial-in number for callers in the U.S. is 1-(888)-330-3461 and the dial-in number for international callers is 1-(646)-960-0805. The Conference ID is 9222443. A live webcast will also be available on the Company's website at compassdiversified.com. A replay of the call will be available through June 13, 2022. To access the replay, please dial 1-(800)-770-2030 in the U.S. and 1-(647)-362-9199 outside the U.S.
About Compass Diversified
Since its founding in 1998, CODI has consistently executed on its strategy of owning and managing a diverse set of highly defensible, middle-market businesses across the niche industrial and branded consumer sectors. The Company leverages its permanent capital base, long-term disciplined approach, and actionable expertise to maintain controlling ownership interests in each of its subsidiaries, maximizing its ability to impact long-term cash flow generation and value creation. The Company provides both debt and equity capital for its subsidiaries, contributing to their financial and operating flexibility. CODI utilizes the cash flows generated by its subsidiaries to invest in the long-term growth of the Company and has consistently generated strong returns through its culture of transparency, alignment and accountability. For more information, please visit compassdiversified.com.
About PrimaLoft
PrimaLoft, Inc. is a branded, advanced material technology company based in Latham, New York, with offices in Xiamen, China. PrimaLoft is a world leader in the research and innovative development of high-performance material solutions, specializing in insulations and fabrics. PrimaLoft® insulation was originally developed for the U.S. Army as a water-resistant, synthetic alternative to down. Since 1983, a heritage of proven & tested technologies has built trust across the textile industry, with more than 950 global brands using PrimaLoft products in outdoor, lifestyle, home furnishings, work wear, hunting and military applications. With its Relentlessly Responsible™ mission, PrimaLoft strives to balance innovation, performance and sustainability in the pursuit of a better future. Today, the brand is recognized as a benchmark for providing unsurpassed comfort in any condition, while lessening its impact on the environment.

About Victor Capital Partners
Victor Capital Partners is a leading middle market private equity firm investing in specialty consumer, industrial technology, and business services companies. We focus on resilient industries and mission-driven branded businesses with outsized growth potential. Our name stands for victory because we help build companies that are well-positioned to win for their people, customers, and communities. For more information, visit https://victorcapitalpartners.com.
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the future performance of PrimaLoft and CODI and the anticipated closing of the transaction. Words such as "believes," "expects," “will,” “anticipates,” “intends,” “continue,” "projects," “potential,” “assuming,” and "future" or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions, some of which are not currently known to CODI. In addition to factors previously disclosed in CODI’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain necessary approvals and meet other closing conditions to the acquisition on the expected terms and schedule; delay in closing the acquisition; difficulties and delays in integrating PrimaLoft’s business or fully realizing cost savings and other benefits; business disruption following the closing of the transaction; changes in the economy, financial markets and political environment; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, natural disasters, social, civil and political unrest or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); general considerations associated with the COVID-19 pandemic and its impact on the markets in which we operate; and other considerations that may be disclosed from time to time in CODI’s publicly disseminated documents and filings. Further information regarding CODI and factors which could affect the forward-looking statements contained herein can be found in CODI’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements speak only as of the date they are made. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Investor Relations:
Compass Diversified
Chris Gasiewski
203.635.8320
irinquiry@compassdiversified.com

Gateway Group
Cody Slach
949.574.3860
CODI@gatewayir.com
Media:
The IGB Group
Leon Berman
212-477-8438
lberman@igbir.com